UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2005
                                                          ----------------
                                                          (April 11, 2005)

                              GLIMCHER REALTY TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Maryland                      1-12482                 31-1390518
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


      150 East Gay Street, Columbus, Ohio               43215
      -----------------------------------               -----
    (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (614) 621-9000
                                                          --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) The employment of William G. Cornely as Executive Vice President, Chief Operating Officer and Treasurer of Glimcher Realty Trust was terminated on April 11, 2005.


Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GLIMCHER REALTY TRUST
                                        (Registrant)


Date April 15, 2005                     /s/ Mark E. Yale
                                        -------------------------------
                                        Mark E. Yale
                                        Senior Vice President and Chief
                                        Financial Officer,
                                        (Principal Accounting Officer)